PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                    THE STRONG ADVISOR EQUITY FUNDS - CLASS Z

                        STRONG ADVISOR COMMON STOCK FUND
                       STRONG ADVISOR MID CAP GROWTH FUND
                       STRONG ADVISOR SMALL CAP VALUE FUND
                         STRONG ADVISOR U.S. VALUE FUND

                Supplement to the Prospectus dated March 1, 2001

CLASS L SHARES REDESIGNATION AND CONVERSION
Effective December 27, 2001, the Class L shares of each fund were redesignated and converted into the Class A shares of the same respective fund.

The following disclosure is revised under the heading "What are the main risks of investing in the funds?" on page 6 of the Prospectus.

     FUND STRUCTURE
     Each of the funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Class Z shares are offered in this prospectus. The principal differences among the classes are each class' sales charges and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. Class Z shares are the funds' former retail class shares. Class Z shares are available only to certain types of investors (see "Qualified Investors").

PORTFOLIO  MANAGERS
Effective October 1, 2001, Ms. Ann M. Miletti was added as a co-manager of the Strong Advisor Common Stock Fund. She has over five years of investment experience. Ms. Miletti joined Strong in April 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. From November 1995 to August 1998, Ms. Miletti was an equity research analyst. Ms. Miletti received her bachelor's degree in education from the University of Wisconsin in 1989.

Effective October 1, 2001, Mr. Robert J. Costomiris is the Portfolio Manager of the Strong Advisor U.S. Value Fund. He has over four years of investment experience and is a Chartered Financial Analyst. Mr. Costomiris joined Strong in April 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc. From December 1993 to April 1997, Mr. Costomiris was a senior investment consultant at Hewitt Associates LLC, a management consulting firm. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration in finance and accounting at the University of Chicago Graduate School of Business in 1995.

ANNUAL FUND OPERATING EXPENSES
The Annual Fund Operating Expenses table and the Example table on pages 9 and 10, respectively, of the Funds' prospectus is deleted and replaced with the following tables, which are based on actual expenses incurred during the Funds' 2000 fiscal period:

                                     MANAGEMENT                                    TOTAL ANNUAL FUND
    FUND                                FEES             OTHER EXPENSES            OPERATING EXPENSES
    ----------------------------- ------------------- ---------------------- ------------------------------
    Advisor Common Stock                0.75%                 0.43%                      1.18%
    Advisor Mid Cap Growth              0.75%                 0.60%                      1.35%
    Advisor Small Cap Value             0.75%                 0.65%(1)                   1.40%
    Advisor U.S. Value                  0.55%                 0.49%                      1.04%

(1)OTHER EXPENSES HAVE BEEN RESTATED AS IF THE FUND'S CURRENT TRANSFER AGENT AND ADMINISTRATION FEES HAD BEEN IN EFFECT DURING THE 2000 FISCAL PERIOD.


    FUND                                    1 YEAR           3 YEARS          5 YEARS         10 YEARS
    ----------------------------------- ---------------- ---------------- ---------------- ----------------
    Advisor Common Stock                     $120             $375             $649            $1,432
    Advisor Mid Cap Growth                   $137             $428             $739            $1,624
    Advisor Small Cap Value                  $143             $443             $766            $1,680
    Advisor U.S. Value                       $106             $331             $574            $1,271

LOW BALANCE ACCOUNT FEES
Effective September 2001, the Low Balance Account Fee disclosure on page 25 of the Funds' prospectus was deleted in its entirety and replaced with the following:

     LOW BALANCE ACCOUNT FEE
     Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

CHANGE IN DEFINITION OF "MEDIUM-CAPITALIZATION COMPANIES"
Effective April 6, 2001, the definition of "medium-capitalization companies" in the Strong Advisor Mid Cap Growth Fund's prospectus changed from "companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index at the time of investment" to "companies whose market capitalization is substantially similar to that of companies in the Russell Midcap Index at the time of investment."

          The date of this Prospectus Supplement is December 28, 2001.